SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 7, 2002
(Date of earliest event reported)

Commission File No.: 333-81262-02

                   GE Capital Commercial Mortgage Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                                              22-3755203
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(State or Other Jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

292 Long Ridge Road, Stamford, Connecticut                              06927
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(Address of Principal Executive Office)                               (Zip Code)

                                 (203) 357-4000
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              (Registrant's telephone number, including area code)

ITEM 5. Other Events.

            Attached as Exhibit 99.1 to this Current Report are certain term sheets and computational materials (the "Collateral Term Sheets and Computational Materials") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2002-2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-81262) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Collateral Term Sheets and Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets and Computational Materials.

            Any statement or information contained in the Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

      Exhibit No.                                      Description
      -----------                                      -----------

      99.1                              Collateral Term Sheets and Computational
                                                       Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        GE CAPITAL COMMERCIAL MORTGAGE
                                           CORPORATION


                                        By:  /s/Daniel Vinson
                                            ------------------------------------
                                            Name:  Daniel Vinson
                                            Title: Authorized Signatory

Date: August 9, 2002

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   99.1           Collateral Term Sheets and Computational              E
                  Materials